Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Don Joos, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Annual Report on Form 10-K of ShoreTel, Inc. for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such Annual Report on Form 10-K fairly presents in all material respects, the financial condition and results of operations of ShoreTel, Inc.

Dated: September 11, 2014	By:	/s/ DON JOOS
	Name:	Don Joos
	Title:	President and Chief Executive
Officer (Principal Executive Officer)